UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2023

HBT FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39085	37-1117216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

401 North Hershey Road Bloomington, Illinois		61704
(Address of principal executive offices)		(Zip Code)

(888) 897-2276

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 1, 2023, HBT Financial, Inc. ( “HBT Financial”) completed its previously announced acquisition (the “Merger”) of Town and Country Financial Corporation, a Delaware corporation (“Town and Country”), pursuant to an Agreement and Plan of Merger, dated August 23, 2022, between HBT Financial, Town and Country, and HB-TC Merger, Inc., a Delaware corporation and wholly-owned subsidiary of HBT Financial.

On February 1, 2023, HBT Financial filed a Current Report on Form 8-K (the “Prior Report”) with the Securities and Exchange Commission to report the completion of the Merger and other related matters. HBT Financial is filing this amendment to the Prior Report to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b), respectively.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Town and Country as of and for the years ended December 31, 2022 and 2021, the accompanying notes thereto and the related Independent Auditor’s Report, are filed as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of HBT Financial as of December 31, 2022 and the unaudited pro forma condensed combined income statement of HBT Financial for the year ended December 31, 2022, are filed as Exhibit 99.2 and incorporated herein by reference.

Exhibit Number	Description of Exhibit

23.1	Consent of FORVIS, LLP.

99.1

Audited consolidated financial statements of Town and Country Financial Corporation as of and for the years ended December 31, 2022 and 2021, the accompanying notes thereto and the related Independent Auditor’s Report.

99.2

Unaudited pro forma condensed combined balance sheet of HBT Financial as of December 31, 2022 and the unaudited pro forma condensed combined income statement of HBT Financial for the year ended December 31, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HBT FINANCIAL, INC.

	By:	/s/ Peter R. Chapman
Name: Peter R. Chapman
Title: Chief Financial Officer

Date: April 14, 2023